UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

Grow Capital, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-53548	86-0970023
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2485 Village View Drive, Suite 180
Henderson, NV 89074
Phone: (702) 830-7919
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

The information required by this Item is included under Item 5.02 of this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2019, Grow Capital, Inc. (the “Company”) entered into Fee Agreements (collectively, the “Fee Agreements”) with each of (i) Jonathan Bonnette, the Chief Executive Officer and a director of the Company, (ii) Carl Sanko, a director and the Secretary of the Company, and (iii) Terry Kennedy, a beneficial owner of more than 10% of the Company’s outstanding common stock, par value $0.001 (“Common Stock”).  Under the Fee Agreements, on May 15, 2019, each of Mr. Bonnette, Mr. Sanko, and Mr. Kennedy were issued unregistered shares of Common Stock for services provided to the Company.

Pursuant to the Fee Agreements (i) Mr. Bonnette received a fixed fee of $320,000 for his service as Chief Executive Officer of the Company and for outside business management and consulting services, which was paid through the issuance of 4,124,597 unregistered shares of Common Stock; (ii) Mr. Sanko received a fixed fee of $210,000 for his services as Secretary of the Company and for outside business management and consulting services, which was paid through the issuance of 2,706,767 unregistered shares of Common Stock, and (iii) Mr. Kennedy received a fixed fee of $160,000 for outside business consulting services, which was paid through the issuance of 2,062,299 unregistered shares of Common Stock. Under the Fee Agreements, the shares of Common Stock were issued at a value of $0.07758 per share.  The value of the Common Stock was set by the Company’s board of directors and is equal to the average of the three lowest closing prices of the Common Stock in the 30 trading days before May 15, 2019 after applying a 30% discount.  The Fee Agreements each have a term of one year.

The shares of Common Stock issued under the Fee Agreements were issued by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Accordingly, the shares of Common Stock have not been registered under the Securities Act and such shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

A copy of each of the Fee Agreements with Mr. Bonnette, Mr. Sanko, and Mr. Kennedy are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.
10.1	Fee Agreement, dated May 15, 2019, by and between Grow Capital, Inc. and Jonathan Bonnette
10.2	Fee Agreement, dated May 15, 2019, by and between Grow Capital, Inc. and Carl Sanko
10.3	Fee Agreement, dated May 15, 2019, by and between Grow Capital, Inc. and Terry Kennedy

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grow Capital, Inc.

By: /s/ Jonathan Bonnette

Jonathan Bonnette
Chief Executive Officer

Dated: May 20, 2019